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                                  EXHIBIT 99.2

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 10-K for the year ended
December 31, 2002, of Commercial Federal Corporation as filed with the Securities and Exchange Commission on March 31, 2003 (the "Report"), I, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Commercial Federal Corporation.


                        By: /s/ David S. Fisher
                            ----------------------------------------------------
                            David S. Fisher
                            Executive Vice President and Chief Financial Officer


Date:  March 24, 2003